                                                                    Exhibit 99.7
--------------------------------------------------------------------------------
                                                        Monthly Operating Report
   ------------------------------------------------
   CASE NAME: Longhorn Solutions, Inc.                  ACCRUAL BASIS
   ------------------------------------------------

   ------------------------------------------------
   CASE NUMBER: 400-42147-BJH-11                        02/13/95, RWD, 2/96
   ------------------------------------------------

   ------------------------------------------------
   JUDGE: Barbara J. Houser
   ------------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: AUGUST 31, 2001


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


   RESPONSIBLE PARTY:

   /s/ Drew Keith                                      Chief Financial Officer
   -------------------------------------------        -------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

   Drew Keith                                               9/20/01
   -------------------------------------------        -------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                         DATE

   PREPARER:

   /s/ Jessica L. Wilson                               Chief Accounting Officer
   -------------------------------------------        -------------------------
   ORIGINAL SIGNATURE OF PREPARER                            TITLE

   Jessica L. Wilson                                        9/20/2001
   -------------------------------------------        -------------------------
   PRINTED NAME OF PREPARER                                  DATE

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-----------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                            ACCRUAL BASIS-1
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------------------

-----------------------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------
                                           SCHEDULE            MONTH             MONTH              MONTH
                                                         --------------------------------------------------------
ASSETS                                      AMOUNT           July 2001         August 2001
-----------------------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH                      $    3,646        $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                                          $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
3.    TOTAL CASH                             $    3,646        $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)              $   76,002        $    3,601         $    3,601        $         0
-----------------------------------------------------------------------------------------------------------------
5.    INVENTORY                                                $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                                         $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                                         $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                    $  375,137        $  755,288         $  755,288        $         0
-----------------------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS                   $  454,785        $  758,889         $  758,889        $         0
-----------------------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT            $  120,412        $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION/DEPLETION                                   $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                              $  120,412        $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                                        $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)             $2,892,844        $2,723,098         $2,723,098        $         0
-----------------------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)                                      $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                           $3,468,041        $3,481,987         $3,481,987        $         0
-----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                                         $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                                 ($164)             ($164)       $         0
-----------------------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                            $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                                        $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                             $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                      $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                                   ($164)             ($164)       $         0
-----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
24.   SECURED DEBT                                             $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                          $   73,455        $        0         $        0        $         0
-----------------------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                         $   68,502        $   62,673         $   62,673        $         0
-----------------------------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                                      $1,225,717         $1,225,717        $         0
-----------------------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES          $  141,957        $1,288,390         $1,288,390        $         0
-----------------------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES                      $  141,957        $1,288,226         $1,288,226        $         0
-----------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                               $2,194,261         $2,194,261        $         0
-----------------------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                              ($500)             ($500)       $         0
-----------------------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                           $        0        $2,193,761         $2,193,761        $         0
-----------------------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                         $  141,957        $3,481,987         $3,481,987        $         0
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Longhorn Solutions, Inc.               ACCRUAL BASIS-2
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42147-BJH-11                               02/13/95, RWD, 2/96
--------------------------------------------

INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------
                                                  MONTH           MONTH            MONTH           QUARTER
                                             --------------------------------------------------
REVENUES                                        July 2001       August 2001                         TOTAL
----------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                   $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                        $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                      $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------
4.   MATERIAL                                         $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                                     $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                                  $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                         $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                                     $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION                     $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                              $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                         $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                                     $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                              $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
14.  TOTAL  OPERATING  EXPENSES                       $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                                 $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)                 $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)                $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                                 $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION                           $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                                     $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                              $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                      $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                                $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                                $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                              $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES                    $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
27.  INCOME  TAX                                      $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                                $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.           ACCRUAL BASIS-3
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                     02/13/95, RWD, 2/96
----------------------------------------

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                           MONTH           MONTH            MONTH          QUARTER
                                       -------------------------------------------------
DISBURSEMENTS                             July 2001       August 2001                        TOTAL
---------------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH                      $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------
2.   CASH SALES                                     $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------
3.   PREPETITION                                    $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
4.   POSTPETITION                                   $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS                       $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)                 $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                                 $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                            $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS                   $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                                 $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                           $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
12.  NET PAYROLL                                    $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                             $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID                  $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES                      $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
16.  UTILITIES                                      $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
17.  INSURANCE                                      $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                            $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                               $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
20.  TRAVEL                                         $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                                  $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                          $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
23.  SUPPLIES                                       $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
24.  ADVERTISING                                    $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                            $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS                  $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                              $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                              $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                            $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES                  $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                            $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                                  $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                            $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

-----------------------------------------
CASE NAME: Longhorn Solutions, Inc.          ACCRUAL BASIS-4
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42147-BJH-11                     02/13/95, RWD, 2/96
-----------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE          MONTH            MONTH           MONTH
                                                               --------------------------------------------------
ACCOUNTS RECEIVABLE AGING                          AMOUNT         July 2001       August 2001
-----------------------------------------------------------------------------------------------------------------
1.    0-30                                                               $    0          $    0               $0
-----------------------------------------------------------------------------------------------------------------
2.    31-60                                                              $    0          $    0               $0
-----------------------------------------------------------------------------------------------------------------
3.    61-90                                                              $    0          $    0               $0
-----------------------------------------------------------------------------------------------------------------
4.    91+                                                                $5,182          $5,182               $0
-----------------------------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE                             $0           $5,182          $5,182               $0
-----------------------------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                    $1,581          $1,581               $0
-----------------------------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)                             $0           $3,601          $3,601               $0
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH:  August 2001
                                                                               ----------------------------------
-----------------------------------------------------------------------------------------------------------------
                                    0-30            31-60           61-90             91+
TAXES PAYABLE                       DAYS            DAYS             DAYS            DAYS            TOTAL
-----------------------------------------------------------------------------------------------------------------
1.    FEDERAL                             $  0              $0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
2.    STATE                              ($164)             $0               $0              $0            ($164)
-----------------------------------------------------------------------------------------------------------------
3.    LOCAL                               $  0              $0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)                 $  0              $0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
5.    TOTAL TAXES PAYABLE                ($164)             $0               $0              $0            ($164)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
6.    ACCOUNTS PAYABLE                    $  0              $0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                             MONTH:   August 2001
                                                                                ---------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  BEGINNING         AMOUNT                           ENDING
                                                     TAX        WITHHELD AND/       AMOUNT            TAX
FEDERAL                                          LIABILITY*       0R ACCRUED         PAID          LIABILITY
-----------------------------------------------------------------------------------------------------------------
1.    WITHHOLDING**                                       $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**                                     $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
3.    FICA-EMPLOYER**                                     $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
4.    UNEMPLOYMENT                                        $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
5.    INCOME                                              $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                                 $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES                                 $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------
8.    WITHHOLDING                                         $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
9.    SALES                                              ($164)              $0              $0            ($164)
-----------------------------------------------------------------------------------------------------------------
10.   EXCISE                                              $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
11.   UNEMPLOYMENT                                        $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
12.   REAL PROPERTY                                       $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
13.   PERSONAL PROPERTY                                   $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)                                 $  0               $0              $0             $  0
-----------------------------------------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL                                ($164)              $0              $0            ($164)
-----------------------------------------------------------------------------------------------------------------
16.   TOTAL TAXES                                        ($164)              $0              $0            ($164)
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------
CASE NAME: Longhorn Solutions, Inc.                 ACCRUAL BASIS-5
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH: August 2001
-----------------------------------------                       ---------------------------------------------------------------
BANK RECONCILIATIONS
                                                    Account #1                Account #2           Account #3
-------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                    Bank One                 Mid-Cities
--------------------------------------------------------------------------------------------------------------
B.          ACCOUNT NUMBER:                         1586267807                 4235800                                TOTAL
--------------------------------------------------------------------------------------------------------------
C.          PURPOSE (TYPE):                    Operating-Closed 11/00   Operating - Closed 5/00
-------------------------------------------------------------------------------------------------------------------------------
1.      BALANCE PER BANK STATEMENT                                 $0                        $0                             $0
-------------------------------------------------------------------------------------------------------------------------------
2.      ADD: TOTAL DEPOSITS NOT CREDITED                           $0                        $0                             $0
-------------------------------------------------------------------------------------------------------------------------------
3.      SUBTRACT: OUTSTANDING CHECKS                               $0                        $0                             $0
-------------------------------------------------------------------------------------------------------------------------------
4.      OTHER RECONCILING ITEMS                                    $0                        $0                             $0
-------------------------------------------------------------------------------------------------------------------------------
5.      MONTH END BALANCE PER BOOKS                                $0                        $0             $0              $0
-------------------------------------------------------------------------------------------------------------------------------
6.      NUMBER OF LAST CHECK WRITTEN            account closed           account closed
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
INVESTMENT ACCOUNTS

-------------------------------------------------------------------------------------------------------------------------------
                                               DATE OF                  TYPE OF                      PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE                INSTRUMENT                      PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------------------
7.      N/A
-------------------------------------------------------------------------------------------------------------------------------
8.      N/A
-------------------------------------------------------------------------------------------------------------------------------
9.      N/A
-------------------------------------------------------------------------------------------------------------------------------
10.     N/A
-------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL INVESTMENTS                                                                                   $0              $0
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
CASH

-------------------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
13.     TOTAL CASH - END OF MONTH                                                                                           $0
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


--------------------------------------
CASE NAME: Longhorn Solutions, Inc.                 ACCRUAL BASIS-6
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

                                                        MONTH:   August 2001
                                                        ------------------------

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------
                           INSIDERS
----------------------------------------------------------------
                         TYPE OF         AMOUNT     TOTAL PAID
       NAME              PAYMENT          PAID       TO DATE
----------------------------------------------------------------
1. Mary Phillips    Salary                      $0      $68,750
----------------------------------------------------------------
2.
----------------------------------------------------------------
3.
----------------------------------------------------------------
4.
----------------------------------------------------------------
5.
----------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                                  $0      $68,750
----------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                      PROFESSIONALS
-------------------------------------------------------------------------------------------
                      DATE OF COURT                                              TOTAL
                    ORDER AUTHORIZING    AMOUNT       AMOUNT     TOTAL PAID     INCURRED
        NAME             PAYMENT        APPROVED       PAID        TO DATE     & UNPAID *
-------------------------------------------------------------------------------------------
1. N/A
-------------------------------------------------------------------------------------------
2. N/A
-------------------------------------------------------------------------------------------
3. N/A
-------------------------------------------------------------------------------------------
4. N/A
-------------------------------------------------------------------------------------------
5. N/A
-------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                           $0          $0             $0           $0
-------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                           SCHEDULED   AMOUNTS
                                            MONTHLY      PAID       TOTAL
                                            PAYMENTS    DURING     UNPAID
          NAME OF CREDITOR                    DUE       MONTH   POSTPETITION
------------------------------------------------------------------------------
1. N/A
------------------------------------------------------------------------------
2. N/A
------------------------------------------------------------------------------
3. N/A
------------------------------------------------------------------------------
4. N/A
------------------------------------------------------------------------------
5. N/A
------------------------------------------------------------------------------
6. TOTAL                                        $0          $0            $0
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: Longhorn Solutions, Inc.               ACCRUAL  BASIS-7
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

                                                          MONTH:  August 2001
                                                                  ------------

----------------------------------------------------
QUESTIONNAIRE

--------------------------------------------------------------------------------------------------------------
                                                                                  YES             NO
--------------------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                         X
--------------------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                   X
--------------------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                             X
--------------------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                                       X
--------------------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                       X
--------------------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                 X
--------------------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                                    X
--------------------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
--------------------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
--------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                                                  X
--------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                                            X
--------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
--------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
----------------------------------------------------
INSURANCE
--------------------------------------------------------------------------------------------------------------
                                                                                  YES             NO
--------------------------------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                      X
--------------------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                        X
--------------------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------------------------------------
         TYPE OF                                                                           PAYMENT AMOUNT
         POLICY                      CARRIER                    PERIOD COVERED              & FREQUENCY
--------------------------------------------------------------------------------------------------------------
  Property Insurance         CAN Transcontinental Ins. Co       9/12/00-9/11/01        $1,723.00       Annual
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
         See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                   FOOTNOTES SUPPLEMENT
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42147-BJH-11                             ACCRUAL BASIS
-----------------------------------------------


                                                        MONTH:  August 2001
                                                                 -----------

-----------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS FORM NUMBER    LINE NUMBER                     FOOTNOTE / EXPLANATION
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
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          6                                All Professional fees related to the Reorganization of the
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                                             Company are disbursed out of Kitty Hawk, Inc. (Parent
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                                             Company). Refer to Case # 400-42141
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          7                                All other insurance plans related to the Company are carried
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                                             at Kitty Hawk, Inc. (Parent Company). Refer to Case #
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                                             400-42141.
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       General                             Operations of this entity ceased October 12, 2000. Costs incurred
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                                             are final closing relating items.
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

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

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                                  August 2001


8.    OTHER (ATTACH LIST)                               $     755,288 Reported
                                                        -------------
           Intercompany Receivables                           715,623
           Deferred Taxes                                      36,717
           Security Deposit                                     2,948
                                                        -------------
                                                              755,288 Detail
                                                        -------------
                                                                    - Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                        $   2,723,098 Reported
                                                        -------------
           Software knowledge                               3,397,988
           Accum Amortization                                (674,890)
                                                        -------------
                                                            2,723,098 Detail
                                                        -------------
                                                                    - Difference

27.   OTHER (ATTACH LIST)                               $   1,225,717 Reported
                                                        -------------
           Accrued income taxes                               (71,204)
           Deferred income tax expense                      1,296,921
                                                        -------------
                                                            1,225,717 Detail
                                                        -------------
                                                                    - Difference